UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2016

First Clover Leaf Financial Corp.

(Exact name of registrant as specified in its charter)

Maryland	0-50820	20-4797391
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6814 Goshen Road, Edwardsville, Illinois	62025
(Address of Principal Executive Offices)	(Zip Code)

(618) 656-6122

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01.	Other Events.

In preparation for the expected closing of the merger of First Clover Leaf Financial Corp. (“First Clover Leaf”) with and into First Mid-Illinois Bancshares, Inc. (“First Mid”), and in accordance with the agreement and plan of merger between First Mid and First Clover Leaf, on August 23, 2016, the board of directors of First Clover Leaf declared a special pro-rated dividend in the amount of $0.046 (4.6 cents) per share payable on September 7, 2016 to shareholders of record as of September 2, 2016.  The $0.046 (4.6 cents) per share amount represents a pro-ration of First Clover Leaf’s current quarterly dividend.  The merger is expected to occur on or about September 8, 2016, and the special pro-rated dividend is being declared and paid in order to align First Mid’s and First Clover Leaf’s respective dividend policies ahead of closing.  The agreement and plan of merger between First Mid and First Clover Leaf requires that First Mid and First Clover Leaf coordinate with each other the declaration of their respective dividends so that the holders of First Clover Leaf common stock do not receive two dividends, or fail to receive one dividend, in connection with the merger.

In addition, on August 23, 2016, First Mid and First Clover Leaf issued a joint press release announcing that the deadline for First Clover Leaf stockholders to elect the form of merger consideration they wish to receive in connection with the pending merger between First Mid and First Clover Leaf will be 5:00 p.m. central time on Wednesday, August 31, 2016, and that the companies have scheduled Thursday, September 8, 2016 as the closing date for the merger. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

As previously announced, special meetings of the stockholders of both First Mid and First Clover Leaf are being held on August 31, 2016 for purposes of considering and voting on proposals to approve the merger. The closing of the merger is subject to approval of each of First Mid’s and First Clover Leaf’s respective stockholders and other customary closing conditions.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99.1	Press release issued by First Clover Leaf Financial Corp., dated August 23, 2016.

Safe Harbor

This document may contain certain forward-looking statements, such as discussions of First Clover Leaf’s pricing and fee trends, credit quality and outlook, liquidity, new business results, expansion plans, anticipated expenses and planned schedules. First Clover Leaf intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1955. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of First Mid and First Clover Leaf, are identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions. Actual results could differ materially from the results indicated by these statements because the realization of those results is subject to many risks and uncertainties, including, among other things, the possibility that any of the anticipated benefits of the proposed transactions between First Mid and First Clover Leaf will not be realized or will not be realized within the expected time period; the risk that integration of the operations of First Clover Leaf with First Mid will be materially delayed or will be more costly or difficult than expected; the inability to complete the proposed transactions due to the failure to obtain the required stockholder approvals; the failure to satisfy other conditions to completion of the proposed transactions; the failure of the proposed transactions to close for any other reason; the effect of the announcement of the transaction on customer relationships and operating results; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; changes in interest rates; general economic conditions and those in the market areas of First Mid and First Clover Leaf; legislative/regulatory changes; monetary and fiscal policies of the U.S. Government, including policies of the U.S.

Treasury and the Federal Reserve Board; the quality or composition of First Mid’s and First Clover Leaf’s loan or investment portfolios and the valuation of those investment portfolios; success in raising capital by First Mid; demand for loan products; deposit flows; competition, demand for financial services in the market areas of First Mid and First Clover Leaf; and accounting principles, policies and guidelines. Additional information concerning First Mid and First Clover Leaf, including additional factors and risks that could materially affect First Mid’s and First Clover Leaf’s financial results, are included in First Mid’s and First Clover Leaf’s filings with the Securities and Exchange Commission, including their Annual Reports on Form 10-K. Forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

Proxy Statement/Prospectus

This material is not a substitute for the proxy statement/prospectus that First Mid and First Clover Leaf filed with the Securities and Exchange Commission on June 13, 2016, which, as amended, was declared effective on July 29, 2016. Investors in First Mid or First Clover Leaf are urged to read the proxy statement/prospectus, which contains important information, including detailed risk factors. The proxy statement/prospectus and other documents which will be filed by First Mid and First Clover Leaf with the Securities and Exchange Commission will be available free of charge at the Securities and Exchange Commission’s website, www.sec.gov, or by directing a request to First Mid-Illinois Bancshares, P.O. Box 499, Mattoon, IL 61938, Attention: Secretary; or to First Clover Leaf Financial Corp., P.O. Box 540, Edwardsville, IL 62025, Attention: Secretary. The definitive proxy statement/prospectus was first mailed to the stockholders of each of First Mid and First Clover Leaf on or about August 2, 2016.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation

First Mid and First Clover Leaf, and certain of their respective directors, executive officers and other members of management and employees are participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of First Mid is set forth in its proxy statement for its 2016 annual meeting of stockholders. Information about the directors and executive officers of First Clover Leaf is set forth in its Form 10-K/A filed with the Securities and Exchange Commission on April 28, 2016. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the proxy statement/prospectus for such proposed transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CLOVER LEAF FINANCIAL CORP.

DATE: August 23, 2016	By:	/s/ Darlene F. McDonald

Darlene F. McDonald
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued by First Clover Leaf Financial Corp., dated August 23, 2016.